Investor Presentation First Quarter 2022 April 26, 2022 Ronald J. Nicolas, Jr. Sr. EVP & Chief Financial Officer rnicolas@ppbi.com 949-864-8000 Steve Gardner Chairman, President & Chief Executive Officer sgardner@ppbi.com 949-864-8000

2© 2022 Pacific Premier Bancorp, Inc. | All rights reserved FORWARD LOOKING STATEMENTS AND WHERE TO FIND MORE INFORMATION Forward Looking Statements This investor presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and the future performance of Pacific Premier Bancorp, Inc. (“PPBI” or the “Company”), including its wholly-owned subsidiary Pacific Premier Bank (“Pacific Premier” or the “Bank”). Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “could,” “may,” “should,” “will” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on PPBI’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, yields and returns, loan diversification and credit management, stockholder value creation, capital management, tax rates and acquisitions we have made or may make. Because forward-looking statements relate to future results and occurrences, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Many possible events or factors could affect PPBI’s future financial results and performance and could cause actual results or performance to differ materially from anticipated results or performance. Given the ongoing and dynamic nature of the COVID-19 pandemic, the ultimate extent of the impacts on our business, financial position, results of operations, liquidity and prospects remain uncertain. Although general business and economic conditions have recovered considerably, the recovery could be slowed or reversed by a number of factors, including increases in COVID-19 infections, increases in unemployment rates or other labor market disruptions, or turbulence in domestic or global financial markets, which could adversely affect our revenues and the values of our assets and liabilities, reduce the availability of funding, lead to a tightening of credit, and further increase stock price volatility. Increased volatility in our stock price could result in impairment to our goodwill in future periods. In addition, changes to statutes, regulations, or regulatory policies or practices as a result of, or in response to COVID-19, could affect us in substantial and unpredictable ways, including the potential adverse impact of loan modifications and payment deferrals implemented consistent with recent regulatory guidance. Other risks and uncertainties include, but are not limited to, the following: the strength of the United States economy in general and the strength of the local economies in which we conduct operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation/deflation, interest rate, market and monetary fluctuations; the effect of acquisitions we have made or may make, including, without limitation, the failure to achieve the expected revenue growth and/or expense savings from such acquisitions, and/or the failure to effectively integrate an acquisition target into our operations; the timely development of competitive new products and services and the acceptance of these products and services by new and existing customers; the impact of changes in financial services policies, laws and regulations, including those concerning taxes, banking, securities and insurance, and the application thereof by regulatory bodies; the effectiveness of our risk management framework and quantitative models; changes in the level of our nonperforming assets and charge-offs; uncertainty regarding the future of LIBOR and potential alternative reference rates, including SOFR; the effect of changes in accounting policies and practices or accounting standards, as may be adopted from time-to-time by bank regulatory agencies, the U.S. Securities and Exchange Commission (“SEC”), the Public Company Accounting Oversight Board, the Financial Accounting Standards Board or other accounting standards setters, including ASU 2016-13 (Topic 326), “Measurement of Credit Losses on Financial Instruments,” commonly referenced as the CECL model, which has changed how we estimate credit losses and may further increase the required level of our allowance for credit losses in future periods; possible credit related impairments of securities held by us; possible impairment charges to goodwill; the impact of current governmental efforts to restructure the U.S. financial regulatory system, including any amendments to the Dodd-Frank Wall Street Reform and Consumer Protection Act; changes in consumer spending, borrowing and savings habits; the effects of our lack of a diversified loan portfolio, including the risks of geographic and industry concentrations; our ability to attract deposits and other sources of liquidity; the possibility that we may reduce or discontinue the payments of dividends on our common stock; changes in the financial performance and/or condition of our borrowers; changes in the competitive environment among financial and bank holding companies and other financial service providers; geopolitical conditions, including acts or threats of terrorism, actions taken by the United States or other governments in response to acts or threats of terrorism and/or military conflicts, which could impact business and economic conditions in the United States and abroad; public health crises and pandemics, including the COVID-19 pandemic, and their effects on the economic and business environments in which we operate, including on our credit quality and business operations, as well as the impact on general economic and financial market conditions; cybersecurity threats and the cost of defending against them, including the costs of compliance with potential legislation to combat cybersecurity at a state, national or global level; unanticipated regulatory or legal proceedings; and our ability to manage the risks involved in the foregoing. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Company's 2020 Annual Report on Form 10-K and other filings filed with the SEC and available at the SEC’s Internet site (http://www.sec.gov). The Company undertakes no obligation to revise or publicly release any revision or update to these forward-looking statements to reflect events or circumstances that occur after the date on which such statements were made. Non-U.S. GAAP Financial Measures This presentation contains non-U.S. GAAP financial measures. For purposes of Regulation G promulgated by the SEC, a non-U.S. GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts or is subject to adjustments that have the effect of excluding amounts that are included in the most directly comparable measure calculated and presented in accordance with U.S. GAAP in the statement of income, statement of financial condition or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented in this regard. U.S. GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, PPBI has provided reconciliations within this presentation, as necessary, of the non-U.S GAAP financial measures to the most directly comparable U.S. GAAP financial measures. For more details on PPBI’s non-U.S. GAAP measures, refer to the Appendix in this presentation.

3© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PRESENTATION CONTENTS Corporate Overview 4 First Quarter Performance Highlights 6 PPBI Strategy & Technology Overview 11 Balance Sheet Highlights 15 Asset Quality & Credit Risk Management 22 Culture and Governance 27 Appendix: Supplemental Credit Information - Non-GAAP Reconciliation 33

PPBI Corporate Overview

5© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Balance Sheet and Capital Ratios(3) Profitability and Credit Quality(3) Assets $21.62 billion ROAA 1.28% Loans HFI $14.73 billion PPNR ROAA(4)(5) 1.72% TCE / TA(5) 8.79% Efficiency Ratio(5) 50.7% Tier 1 Capital Ratio 11.80% NPA / Assets 0.26% Total Capital Ratio 14.37% ACL / Loans 1.34% Premier commercial bank in key metropolitan areas throughout the Western U.S. Headquarters Irvine, CA Exchange/Listing Nasdaq: PPBI Market Capitalization(1) $3.3 Billion Average Daily Volume(2) 377,889 Shares Common Shares Outstanding(3) 94,945,849 Dividend Yield(1) 3.78% # of Research Analysts 7 Analysts Branch Network 61 Full Service Branch Locations Corporate Overview Note: All dollars in millions 1. Market data as of April 25, 2022 2. 3-month average as of April 25, 2022 3. As of March 31, 2022 or for the three months ended March 31, 2022 4. Pre-provision net revenue excludes merger-related expense 5. Please refer to non-U.S. GAAP reconciliation in the appendix 1Q22 Financial Highlights BRANCH FOOTPRINT 11 2 Arizona Phoenix (1) Tucson (2) 3 Nevada Las Vegas (1) 1 Southern California Los Angeles-Orange (21) San Diego (5) Riverside-San Bernardino (9) 35 Central Coast California San Luis Obispo (7) Santa Barbara (2) 9 Pacific Northwest Seattle MSA (10) Portland MSA (2) Other Washington (1) PACIFIC PREMIER BANCORP, INC.

First Quarter Performance Highlights

7© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Q1 2022 RESULTS 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Including fair value net discount on acquired loans Operating Results • Net income of $66.9 million, or $0.70 per diluted share • ROAA of 1.28% and ROATCE of 14.66%(1) • Pre-provision net revenue (“PPNR”) of $90.1 million and PPNR ROAA of 1.72%(1) • Net interest margin of 3.41%; core net interest margin of 3.33%(1) • Efficiency ratio of 50.7%(1) and noninterest expense of $97.6 million Loans • Loan portfolio of $14.7 billion, an increase of 12% annualized compared to the prior quarter • Quarterly loan production of $1.5 billion, C&I LOC average utilization increased to 39.5% • $1.2 billion of Fixed-for-Floating rate swaps fair value of $38.7 million at March 31, 2022 • Loan / deposit ratio of 83.4%, compared to 83.6% in Q4 2021 Deposits • Deposits increased 13% annualized to $17.7 billion, non-maturity deposits equaled 94% of total deposits • Non-interest bearing deposits increased to 40% of total deposits • Average cost of deposits was stable at 0.04% Capital • Declared quarterly dividend of $0.33 per share • Tangible common equity to tangible assets of 8.79%(1) and total capital ratio of 14.37% • Tangible book value per share of $19.12(1), the decrease primarily driven by AOCI decline Asset Quality • Delinquent loans were 0.30% of total loans held for investment, slight increase related to a single credit • Nonperforming assets were 0.26% of total assets • Net charge-offs of $0.4 million compared to net recoveries of $1.0 million in 4Q 2021 • ACL for LHFI of $197.5 million, or 1.34% of loans; total loss absorption capacity equals 1.81% of loans(2)

8© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Pre-Provision Net Revenue(1)Revenue and Efficiency Ratio(1) CORE EARNINGS AND EFFICIENCY Note: All dollars in millions 1. Excludes merger-related expenses. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Assumes annualized total revenue and pre-provision net revenue Strong capital generation from pre-provision net revenue and operating efficiencies • Compound annual growth rate for total revenue of 31% and pre-provision net revenue of 36%(1)(2) • Efficiency ratio improved from 64.7% to 50.7%(1), highlighting the benefits of scale through acquisitions $23.4 $33.6 $52.2 $79.0 $131.7 $192.3 $224.1 $313.5 $389.9 $365.3 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.72% 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 Pre-Provision Net Revenue PPNR / Average Assets $67.3 $87.0 $120.7 $172.7 $278.6 $423.7 $482.5 $645.5 $770.2 $761.4 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 50.7% 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 Total Revenue Efficiency Ratio (2) (2)

9© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PEER COMPARISON PPNR ROAA(2)(3) Pacific Premier has consistently outperformed regional bank peers(1) Net Interest Margin Efficiency Ratio(3) Nonperforming Assets to Total Assets 1. Peer group consists of KBW Regional Banking Index constituents (KRX) as of December 31, 2021 2. Pre-provision net revenue exclusive of merger-related expenses 3. Please refer to the non-U.S. GAAP information in the appendix 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.72% 1.57% 1.47% 1.61% 1.78% 1.67% 1.43% 1.56% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Q1 PPBI KRX Median 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 50.7% 58.2% 59.2% 56.2% 56.2% 55.6% 56.5% 56.8% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Q1 PPBI KRX Median 0.18% 0.04% 0.04% 0.04% 0.08% 0.15% 0.15% 0.26% 0.72% 0.72% 0.57% 0.44% 0.45% 0.47% 0.22% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Q1 PPBI KRX Median 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.51% 3.41% 3.38% 3.35% 3.49% 3.64% 3.47% 3.03% 2.90% 2015Y 2016Y 2017Y 2018Y 2019Y 2020Y 2021Y 2022Q1 PPBI KRX Median

10© 2022 Pacific Premier Bancorp, Inc. | All rights reserved CAPITAL RATIOS AND RELATIVE PERFORMANCE Strong Relative Performance vs. KBW Regional Banking Index(2)(3) • Strong internal capital generation, declared $0.33 per share dividend in 1Q22 • Capital levels fully support strategic and organic growth objectives 1. Please refer to non-U.S. GAAP reconciliation in the appendix 2. Market data as of April 22, 2022, total shareholder return defined as change in share price plus dividends paid over respective periods. 3. KBW Regional Banking Index (KRX) Total Shareholder Return (TSR)Consolidated PPBI Pacific Premier Bank Leverage Ratio 10.10% 10.08% 9.66% Common Equity Tier 1 Ratio (CET1) 11.80% 12.11% 12.05% Tier 1 Ratio 11.80% 12.11% 12.05% Total Capital Ratio 14.37% 14.62% 16.26% Tangible Common Equity Ratio(1) 8.79% 9.52% 8.97% Leverage Ratio 11.66% 11.62% 11.13% Common Equity Tier 1 Ratio (CET1) 13.61% 13.96% 13.90% Tier 1 Ratio 13.61% 13.96% 13.90% Total Capital Ratio 14.47% 14.70% 15.92% Q1 2022 Q4 2021 Q1 2021 35.4 24.5 PPBI KRX 3-Year TSR (%) 398.6 159.6 PPBI KRX 10-Year TSR (%)

Strategy and Technology Overview

12© 2022 Pacific Premier Bancorp, Inc. | All rights reserved $1,714 $2,038 $2,790 $4,036 $8,025 $11,487 $11,776 $19,737 $21,094 $21,622 $- $5,000 $10,000 $15,000 $20,000 $25,000 2013 2014 2015 2016 2017 2018 2019 2020 2021 1Q22 Non-Acquired Assets Acquired Assets DISCIPLINED ACQUIRER Note: All dollars in millions Acquisition Timeline January 2015 Independence Bank ($422MM assets) January 2014 Infinity Franchise Holdings ($80MM assets), a specialty finance company January 2016 Security California Bancorp ($715MM assets) April 2017 and November 2017 Heritage Oaks Bancorp ($2.0B assets) and Plaza Bancorp ($1.3B assets) July 2018 Grandpoint Capital, Inc. ($3.2B assets) March 2013 and June 2013 First Associations Bank ($424MM assets) and San Diego Trust Bank ($211MM assets) April 2012 Palm Desert National Bank ($103MM assets) in FDIC-assisted deal February 2011 Canyon National Bank ($192MM assets) in FDIC- assisted deal PPBI acquisitions have strengthened and enhanced franchise value • Acquisitions are fully integrated into Pacific Premier with a “one bank, one culture” approach • Total Assets have grown 36% compounded annually since 2013, as increasingly larger acquisitions have led to greater operating leverage June 2020 Opus Bank ($8.3B assets)

13© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PREMIER 360™ Total customer transparency throughout the organization using proprietary Salesforce™ enabled platform Call Center Management Workflow Management CRM Client and Data Management Highly customized solution designed to enhance the client experience, maximize banking relationships, optimize business development and accelerate new client acquisition Workflow Management Automated workflows centered around the customer allowing Pacific Premier to be highly efficient and maximize resource capacity Call Center Management Using the combination of top tier call center technology and Premier 360™, provides employees the right tools to deliver best-in-class service while providing enhanced security and risk management processes to protect clients ™ ™

14© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Accelerating digital adoption 34% increase in business mobile users(1) 10% increase in business online users(1) 14% increase in originations(2), daily transaction volume of nearly $800 million(2) 34% CAGR in new loan commitments per banker from 2019 INNOVATIVE TECHNOLOGY DRIVING GROWTH & PROFITABILITY Digital adoption leading to greater scale and efficiency 1. 4Q21 compared to 4Q20. 2. Reflects ACH originations 4Q21 compared to 4Q20, daily average transaction volume total for 4Q21 across multiple bank channels (ACH, wire, check, Zelle, etc.) Proactive Solutions for Clients Access to real-time account information, secure funds movement, auto-upload of transaction records and data analytics Driving Innovation Manual, repetitive banking tasks are automated securely Improved Customer Experience Addresses traditional pain points associated with treasury management services In-house development of proprietary technologies improving the customer experience Premier API Banking – Modernize the client’s access to secure funds movement & data analytics

PPBI Balance Sheet Highlights

16© 2022 Pacific Premier Bancorp, Inc. | All rights reserved $2,438 $2,588 $2,752 $2,928 $3,027 29.8% 33.3% 35.8% 37.9% 40.9% 1Q21 2Q21 3Q21 4Q21 1Q22 C&L LOC Commitments LOC Utilization Rate Commercial & Business 43% Multifamily 35% Commercial Real Estate 21% Consumer 1% 1. As of March 31, 2022 and includes unfunded loan commitments of $2.9 billion 2. Commercial and business loans, distribution by North American Industry Classification (NAICS) 3. Reflects spot utilization rate at March 31, 2021, June 30, 2021, September 30, 2021, December 31, 2021, and March 31, 2022 Total Loan Commitments by Type(1) Commercial & Business Loans by Industry(2) TOTAL LOAN COMMITMENTS $17.7 Billion Business centric loan portfolio • First quarter new loan commitments of $1.5 billion, as total commitments increased to $17.7 billion, as of March 31, 2022 • High quality loan portfolio reflects deep and long tenured client relationships • Commercial loans with diverse set of industries across Western U.S. • 1Q22 utilization rates continued to increase on C&I lines of credit with the average and spot utilization rates increasing to 39.5%, and 40.9%, respectively C&I Loan Utilization Rates and Commitments(3) Construction, 11% Manufacturing, 9% Wholesale Trade, 5% Retail Trade, 4% Finance and Insurance, 7% Real Estate and Rental Leasing, 12% Professional, Scientific, and Technical Services, 3%Health Care and Social Assistance, 7% Accommodation and Food Services, 19% Other Services (except Public Administration), 7% Public Administration, 4% Educational Services, 3% All Other, 9%

17© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Note: All dollars in thousands, unless noted otherwise Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower 1. As of March 31, 2022 and excludes the impact of fees, discounts and premiums 2. SBA loans that are collateralized by hotel real property 3. SBA loans that are collateralized by real property other than hotel real property 4. Variable rate loans that are inclusive of loan floors 5. As of March 31, 2022, and includes $1.2 billion of variable swaps on fixed rate loans 6. Includes fixed rate loans maturing in one year or less DIVERSIFIED PORTFOLIO Loans Outstanding by Type and Weighted Average Rate(1) March 31, 2022 Loan Repricing Structure(5) 1Q22 Variable Loan Repricing Next Twelve Months(4) • 78% of loans have variable repricing with 40%(6) repricing in less than one year Variable 23% Hybrid Adjustable 47% Fixed 22% Fixed with Variable Swap 8% Balance Investor real estate secured CRE non-owner occupied 2,774,650$ 18.8% 4.16% Multifamily 6,041,085 41.0 3.70% Construction and land 303,811 2.1 4.89% SBA secured by real estate(2) 42,642 0.2 4.98% Total investor real estate secured 9,162,188 62.1 3.89% Business real estate secured CRE owner-occupied 2,391,984 16.2 4.03% Franchise real estate secured 384,267 2.7 4.60% SBA secured by real estate(3) 68,466 0.5 5.11% Total business real estate secured 2,844,717 19.4 4.13% Commercial Commercial and industrial 2,242,632 15.2 3.62% Franchise non-real estate secured 388,322 2.6 4.75% SBA non-real estate secured 10,761 0.1 5.52% Total commercial 2,641,715 17.9 3.79% Consumer Single family residential 79,978 0.5 4.05% Consumer 5,157 0.1 4.87% Total consumer 85,135 0.6 4.08% Total loans held for investment 14,733,755$ 100.0% 3.92% As of March 31, 2022 % of Total Weighted Average Rate(1) - 49% 85% 90% 93% 95% 0 bps 25 bps 50 bps 75 bps 100 bps Variable Loan Floors Repricing as of March 31, 2022

18© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Muni Bonds $1,163 28% MBS $1,214 29% CMO $855 20% Treasurys $14 0% Agency $376 9%Corp Notes $595 14% Other $1 0% LIQUID SECURITIES PORTFOLIO Investment Securities (in millions) as of March 31, 2022 Historical Balances and Yields Highly-rated securities portfolio • Investment securities totaled $4.2 billion, or 19.5% of total assets as of March 31, 2022 • Decreased $437.1 million from the prior quarter to fund higher yielding loan growth • Q1 2022 securities portfolio average yield of 1.57% • AFS portfolio effective duration of 3.98 years • 95% of investments rated A or better $4.2 Billion 1Q22 Securities Mix $3,879 $4,506 $4,880 $4,656 $4,218 $4,087 $4,244 $4,808 $4,833 $4,546 1.71% 1.70% 1.57% 1.62% 1.57% 1Q21 2Q21 3Q21 4Q21 1Q22 Period-end Balance Average Balance Average Yield HTM 24% AFS 76% 1Q22 AFS Duration <1 Year 20% 1-3 Years 12% 3-5 Years 36% >5 Years 32%

19© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Total Deposits of $17.7 billion as of March 31, 2022 Relationship based deposits • Attractive low cost and stable deposit mix reflects our relationship-based business model • 1Q22 cost of deposits remained flat at 0.04% • Noninterest-bearing deposits totaled $7.1 billion and increased to 40% of total deposits • Non-maturity deposits totaled 94% of deposits HIGH QUALITY DEPOSIT FRANCHISE 1. Quarterly average cost 2. As of March 31, 2022 0.32 0.28 0.28 0.51 0.66 0.25 0.07 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Target Federal Funds Rate Cost of Total Deposits • No increase in cost of deposits for first 125 basis points of hikes in target fed funds rate during last interest rate cycle from 4Q15-4Q17 Historical Cost of Total Deposits Relative to Target Fed Funds(2) Deposit Mix as of March 31, 2022 • 18.2% cumulative deposit beta as cost of total deposits increased 41 bps trough to peak from 3Q15-3Q19 Retail Deposits 30% Business Deposits 70% Balance(2) % of Total Cost of Deposits(1) (dollars in thousands) Noninterest-bearing demand 7,106,548$ 40% 0.00% Interest-bearing demand 3,679,067 21% 0.03% Money market and savings 5,872,597 33% 0.07% Total non-maturity deposits 16,658,212 94% 0.03% Retail certificates of deposit 1,031,011 6% 0.21% Total certificates of deposit 1,031,011 6% 0.21% Total deposits 17,689,223$ 100% 0.04% Q1 2022

20© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NET INTEREST MARGIN 1. Please refer to non-U.S. GAAP reconciliation in appendix. Core net interest margin and core loan yield exclude accretion, gain (loss) on interest rate contract in fair value hedging relationships from net interest income, and other one-time adjustments Reported and Core Net Interest Margin 1Q NIM impacted by lower prepayment fees and lower accretion from acquired loans Loan Yields Cost of Funds and Cost of Deposits Factors Affecting Q4 2021 Net Interest Margin Increase Decrease (1) (1) 4.81% 4.62% 4.56% 4.46% 4.25% 4.52% 4.34% 4.29% 4.25% 4.14% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Reported Loan Yield Core Loan Yield 3.55% 3.44% 3.51% 3.53% 3.41% 3.30% 3.22% 3.31% 3.38% 3.33% Reported Net Interest Margin Core Net Interest Margin 0.11% 0.08% 0.06% 0.04% 0.04% 0.27% 0.23% 0.16% 0.14% 0.15% Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Cost of Deposits Cost of Funds

21© 2022 Pacific Premier Bancorp, Inc. | All rights reserved IRR MANAGEMENT • Disciplined approach to risk management has resulted in strong and consistent performance throughout varying economic and interest rate environments Asset sensitivity has increased significantly as of March 31, 2022 with expectation for higher interest rate environment 1. Assumes immediate shift in interest rates with static balance sheet in each scenario Proactive balance sheet management mitigates interest rate risk with a focus on long-term value creation IRR Scenario Shocks for Changes in Net Interest Income (%)(1) Strategic reduction in the size and duration of the securities portfolio $1.2 billion of SOFR-based fixed-to-floating swaps provide $3.0 million annualized benefit to net interest income per each incremental 25 bps increase in SOFR Transferred $642 million of AFS securities to HTM to lessen impact of interest rate volatility on AOCI Secured $600 million in low-cost term funding with FHLB Proactive Balance Sheet Management 0.10 1.40 2.88 0.50 3.00 5.22 9/30/21 12/31/21 3/31/22 Up 100 Up 200

Asset Quality & Credit Risk Management

23© 2022 Pacific Premier Bancorp, Inc. | All rights reserved LOAN PORTFOLIO & CECL ACL for LHFI + Fair Value MarkAllowance for Credit Losses by Loan Type 1. SBA loans that are collateralized by hotel real property 2. SBA loans that are collateralized by real property other than hotel real property 3. Adds back the FV discount to the loans held for investment Increase Decrease Combined Loss Absorption Capacity CECL model update • Quantitative overlay due to increasing downside risks, notably supply chain disruption, inflationary pressures & geopolitical unrest ACL for LHFI Change Attributions ($ in millions) (dollars in thousands) ACL Balance % of Loans HFI Investor loans secured by real estate CRE non-owner occupied 35,974$ 1.30% Multifamily 54,325 0.90% Construction and land 5,219 1.72% SBA secured by real estate(1) 3,050 7.15% Business loans secured by real estate CRE owner-occupied 31,891 1.33% Franchise real estate secured 7,977 2.08% SBA secured by real estate(2) 5,195 7.59% Commercial loans Commercial and industrial 38,598 1.72% Franchise non-real estate secured 14,304 3.68% SBA non-real estate secured 490 4.55% Retail loans Single family residential 233 0.29% Consumer loans 261 5.06% ACL for Loans HFI 197,517$ 1.34% 3/31/2022 (dollars in thousands) Balance % of Total Loans Held for Investment ACL for LHFI 197,517$ 1.34% Plus: Fair Value Mark on Acquired Loans(3) 71,173 0.48% Total Allowance + Fair Value Mark(3) 268,690$ 1.81%-

24© 2022 Pacific Premier Bancorp, Inc. | All rights reserved ASSET QUALITY TRENDS Nonperforming Assets (% of Total Assets) Past Due Loans (% of Total Loans) Classified Loans (% of Total Loans) Net Charge-offs (Recoveries) (% of Loans) Asset quality remain strong reflecting industry leading credit risk management Note: Dollars in millions $38.9 $34.4 $35.1 $31.3 $55.3 0.19% 0.17% 0.17% 0.15% 0.26% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Nonperforming Assets NPAs / Assets $22.6 $19.3 $20.2 $19.5 $43.7 0.17% 0.14% 0.14% 0.14% 0.30% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Past Due Loans PD Loans / Loans HFI $134.7 $131.4 $124.5 $121.8 $122.5 1.03% 0.97% 0.89% 0.85% 0.83% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Classified Loans Classified Loans / Loans HFI $1.3 $1.1 $1.8 -$1.0 $0.4 0.01% 0.01% 0.01% -0.01% 0.00% 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 Net Charge-offs (Recoveries) NCOs / Avg Loans

25© 2022 Pacific Premier Bancorp, Inc. | All rights reserved 0.26% 0.27% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1Q2Q3Q4Q1 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 PPBI Peer Median 4.21% 3.23% 1.65% CREDIT RISK MANAGEMENT Credit quality has historically outperformed peers Nonperforming Assets to Total Assets Comparison CNB Failed- Bank Acquisition 2/11/11 PDNB Failed- Bank Acquisition 4/27/12 Note: Peer group consists of Western region banks and thrifts with total assets between $5 billion and $55 billion as December 31, 2021

26© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Note: Prior to 2020, CRE Concentration Ratio defined as (Non-owner Occupied CRE + Construction + Multifamily) / Total Risk-based Capital 1. CRE Concentration Ratio in 2020 and after defined as (Non-owner Occupied CRE + Construction + Multifamily) / (Tier 1 Capital + ACL attributable to loans) CRE Concentration Ratio(1) 627% 499% 415% 372% 310% 349% 316% 336% 376% 287% 287% 275% 356% 341% 342% 332% 326% 306% 285% 385% 363% 352% 349% 352% 362% 360% 364% 0% 200% 400% 600% 800% Decreased Managed Growth Grandpoint Acquisition Experience in managing CRE concentrations through multiple cycles • CRE concentrations are well-managed across the organization and stress-tested semiannually Opus Acquisition CRE TO CAPITAL CONCENTRATION RATIO

PPBI Culture and Governance

28© 2022 Pacific Premier Bancorp, Inc. | All rights reserved CULTURE AT PACIFIC PREMIER BANK Our culture is defined by our Success Attributes • Over-communicate – be transparent • Provide timely and complete information • Collaborate to make better decisions • Electronic communication is a useful tool – verbal communication is better • Results matter • Accomplish more together • Be open to achieving results in new ways • A humble, winning attitude is contagious • Improvement is incremental. Small changes over time have a significant impact • Mistakes happen. Learn from them and don’t repeat them • Be responsible for your personal and professional development • Inspect what you expect • Do the right thing, every time. • Put the organization first, not your self interest • Take responsibility for your actions • Complete truth to all stakeholders • Operate with a sense of urgency. • Be thoughtful and detail oriented • Make timely decisions • Act today • Respond to email, phone calls the same day - 100% of the time

29© 2022 Pacific Premier Bancorp, Inc. | All rights reserved We are focused on transparency and continuous improvement in ESG Environmental ISS QualityScore: 4 Social ISS QualityScore: 3 Governance ISS QualityScore: 1 • Published inaugural Corporate Social Responsibility Report including SASB and TCFD metrics • Formed Supplier Diversity Council to help increase company spend with diverse vendors • Awarded an Outstanding rating in our last two consecutive Community Reinvestment Act (CRA) exams • Launched a new Premier Inclusion program and strategy to promote initiatives related to diversity, equity and inclusion Alignment to the United Nations Sustainable Development Goals (“SDGs”) Our corporate responsibility efforts across community development and corporate giving align most closely with 8 SDGs Current environmental initiatives aim to improve disclosures, evaluate climate risk, and reduce our environmental impact Our commitment to our communities, customers and employees is at the core of our ESG strategy(2) Community Support 7,418 Volunteer Hours 480+ Community Partnerships Our full Board is responsible for overseeing ESG and corporate social responsibility efforts throughout our organization 80% of charitable giving benefited minority communities $50M Commitment to Equitable Impact Initiative • Disclosed Scope 1 and Scope 2 greenhouse gas emissions • Established Climate Risk Working Group to oversee the Bank’s approach to managing climate related risks • Launched “Premier Green Impact” program focused on engaging employees and promoting sustainability practices within the company 1. Management = any individual with direct reports 2. Community Partnerships and Support and Social Justice Initiatives data is for the 12-month period ended December 31, 2021 Social Justice Initiatives COMMITMENT TO ESG • The Board’s Nominating and Governance Committee, responsible for overseeing ESG program • 50% of Board committees chaired by women • Rose McKinney-James was appointed to the Board March 28, 2022, who brings expertise in ESG, risk management, government and regulatory affairs 2 2 Employee HighlightsEmployee Highlights Commitment to Continuous Improvement

30© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Our Board continues to strengthen our corporate governance practices to enhance long-term shareholder value Board Independence • Lead Independent Director, with roles outlined in Governance Policy • All directors are independent, except for Chairman/CEO • All Board committees composed of independent directors • Independent directors conduct regular executive sessions led by the Lead Independent Director • Board and committee ability to hire outside advisors Board Practices • Annual Board, committee, and director assessments • Risk oversight and strategic planning by full Board and committees • Outside Board service limited to three additional Boards • Board has direct access to all of our Senior Executive Officers • Independent directors evaluate CEO performance and approve CEO compensation Board Accountability • Annual election of all directors • Majority vote standard in place (uncontested elections) • Shareholders have the ability to call a special meeting with 10% support • Shareholder engagement program with feedback incorporated into Board deliberations • One class of outstanding capital stock with equal voting rights Stock Ownership / Compensation • Robust stock ownership guidelines for all Directors and Named Executive Officers for both cash and equity incentives • Clawback policy • Maintain restrictions on hedging and pledging shares of our stock • Double trigger equity vesting provisions in place for change in control • Disciplined approach to compensation governance CORPORATE GOVERNANCE

31© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Commitment to regular refreshment to evolve our Board in line with our strategy Process Overview • Our Board is committed to annually reviewing the appropriate skills and characteristics required of directors • The Board believes in and practices diversity and inclusion - 40% of directors demonstrate gender or ethnic diversity at 12/31/2021 Key Selection Criteria  Integrity and independence  Composition of the board should reflect sensitivity to the need for diversity with respect to gender, ethnic background and experience  Substantial accomplishments, and prior or current association with institutions noted for their excellence  Demonstrated leadership ability, with broad experience, diverse perspectives and the ability to exercise sound business judgment  Banking/Financial Services Expertise  Public Company oversight experience  Significant experience in governance areas such as audit, corporate governance, enterprise risk, executive compensation practices and regulatory compliance  Special skills, expertise or background that add to and complement the range of skills including cybersecurity, data security, technology and ESG oversight  Career success that demonstrates the ability to make the kind of important and sensitive judgments that the Board is called upon to make  Availability and energy necessary to perform his or her duties as a director Our Process in Action Five Independent Directors Independent Director Tenure Added Since 2019 As of 12/31/21 2022 Rose McKinney-James Managing Principal, Energy Works LLC and McKinney-James & Associates 2021 George Pereira Prior COO and CFO, Charles Schwab Investment Management Inc. 2020 Richard Thomas Prior EVP / CEO, CVB Financial Corporation 2019 Barbara Polsky General Counsel, Jiko Group, Inc. and former Partner Manatt, Phelps & Phillips, LLP Jaynie Studenmund Prior Head of Retail & Business Banking, First Interstate Bank, Great Western Bank, and Home Savings Average Tenure 5.6 Years BOARD REFRESHMENT & EVALUATION PROCESS 10+ Years 20% 0-4 Years 50% 5-9 Years 30%

32© 2022 Pacific Premier Bancorp, Inc. | All rights reserved PPBI INVESTMENT THESIS  We have maintained a strong credit culture in both good times and bad  Emphasis on risk management has been and continues to be a key strength of our organization  Highly experienced and respected bank acquirer – 11 successful acquisitions since 2011  Financial results remain solid – strong capital ratios and core earnings  Our culture differentiates us and drives fundamentals for all stakeholders  Shareholder value is our key focus – building long-term value for our owners  Diverse Board advising on strategy, overseeing risk and ESG, and supporting long-term value creation

Appendix: Supplemental Credit Information - Non-GAAP Reconciliation

34© 2022 Pacific Premier Bancorp, Inc. | All rights reserved COMMERCIAL AND INDUSTRIAL By Industry(1) • Lending focused on small and middle market businesses • Diversified by industry and geography • 86% of borrowers have a deposit relationship • Repayment based on operating cash flows of the business • Disciplined underwriting based on actual results, not projections • Limited exposure to syndicated or leveraged loans Portfolio Characteristics – Commercial and Industrial Loan Balance Outstanding 1 $2.2 billion Number of Loans 5,325 Average Loan Size $421,000 Number of Relationships 3,750 Average Relationship Size 2 $1.1 million Net Charge-Offs - YTD 2022 $338,000 Portfolio Fundamentals (1) Excludes SBA and Franchise loans (2) Based on commitment 1 Distribution by North American Industry Classification System (NAICS) 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county By Geography(2)

35© 2022 Pacific Premier Bancorp, Inc. | All rights reserved BUSINESS REAL ESTATE SECURED: CRE OWNER-OCCUPIED By Industry(1) By Geography(2) • Business loans secured by owner-occupied commercial real estate • Properties located in job centers, with emphasis on metro markets and supporting suburbs, primarily in California and Western states • Relationship borrowers who are core banking clients of PPBI • Repayment based on operating cash flows of the business • Disciplined underwriting based on actual results, not projections • Diversified by industry and geography Portfolio Characteristics – CRE Owner-Occupied Loan Balance Outstanding(1) $2.4 billion Number of Loans 1,592 Average Loan Size $1.5 million Loan-to-Value (Weighted Average) 53% DSCR (Weighted Average)(2) 1.97x Seasoning (Weighted Average) 38 months Net Charge-Offs (Recoveries) - YTD 2022 ($10,000) 1 Distribution by North American Industry Classification System (NAICS) 2. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county Portfolio Fundamentals (1) Excludes SBA and Franchise loans (2) DSCR is computed using the most recent NOI provided and annualized payment amount

36© 2022 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: MULTIFAMILY Portfolio Characteristics – Multifamily Loan Balance Outstanding $6.0 billion Number of Loans 2,577 Average Loan Size $2.3 million Loan-to-Value (Weighted Average) 59% DSCR (Weighted Average)* 1.59x Seasoning (Weighted Average) 28 months Net Charge-Offs - YTD 2022 $0 Geographic Distribution • Loans to seasoned owners of multifamily properties with significant operating experience • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, not projections or positive market rent trends • Loans are typically guaranteed by principals or entities with significant net worth and liquidity • Limited non-recourse lending reflects seasoned stabilized properties with modest leverage and strong operating results • 70% of multifamily loans are secured by real estate in California Portfolio Fundamentals *DSCR is computed using the most recent NOI provided and annualized payment amount

37© 2022 Pacific Premier Bancorp, Inc. | All rights reserved INVESTOR REAL ESTATE SECURED: CRE NON-OWNER-OCCUPIED By Property Type By Geography(1) • Core competency for PPBI, an asset class which performed well for the bank during the Great Recession of 2008 • Seasoned owners and managers of income properties • Secured by stabilized properties with recurring cash flows • Strong underwriting standards with minimum DSCR of 1.25x and maximum loan-to-value of 75%, majority with personal guarantees • Global cash flow and global DSCR for the majority of our exposure • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, not projections or pro formas • 78% of loans are to borrowers who maintain a deposit relationship Portfolio Characteristics – CRE Non-Owner-Occupied Loan Balance Outstanding(1) $2.8 billion Number of Loans 1,435 Average Loan Size $1.9 million Loan-to-Value (Weighted Average) 51% DSCR (Weighted Average)(2) 1.77x Seasoning (Weighted Average) 47 months Net Charge-Offs - YTD 2022 $0 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county Portfolio Fundamentals (1)Excludes SBA loans (2)DSCR is computed using the most recent NOI provided and annualized payment amount

38© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Retail: By Geography(1) Office: By Geography(1) • Disciplined underwriting uses the lesser of actual or market rents and market vacancy, while considering lease expirations, rollover risk and capital costs Retail • PPBI lends on seasoned Class B and C neighborhood centers in well established higher density markets • No exposure to malls and minimal exposure to big-box retailers Office • PPBI lends on seasoned Class B and C properties located near job centers, with emphasis on metro markets and supporting suburbs • Properties are generally low-rise and garden-style, with minimal exposure to Class A high-rise projects Portfolio Characteristics – Retail and Office CRE NOO 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county Portfolio Fundamentals (1)Excludes SBA loans (2) DSCR is computed using the most recent NOI provided and annualized payment amount Retail Office Loan Balance Outstanding(1) $847.7 million $736.4 million Number of Loans 391 273 Average Loan Size $2.2 million $2.7 million Loan-to-Value (Weighted Average) 49% 55% DSCR (Weighted Average)(2) 1.72x 1.57x Seasoning (Weighted Average) 45 months 45 months Net Charge-Offs - YTD 2022 $0 $0 INVESTOR REAL ESTATE SECURED: CRE NOO RETAIL AND OFFICE

39© 2022 Pacific Premier Bancorp, Inc. | All rights reserved Portfolio Characteristics – Hotel / Motel Loan Balance Outstanding $380.1 million CRE, non-SBA SBA Loan Balance Outstanding $337.5 million $42.6 million Number of Loans 100 77 Average Loan Size $3.4 million $554,000 Loan-to-Value (Weighted Average) 52% 73% DSCR (Weighted Average)* 1.33x 1.27x Seasoning (Weighted Average) 60 months 46 months Net Charge-Offs - YTD 2022 $0 $70,000 By Geography(1) SBA vs. non-SBA • No exposure to large conference center hotels, large resorts or casinos • Mix of flagged properties and boutique hotels without significant exposure to central business districts • Loans to seasoned hotel operators, generally with significant resources • Underwriting consistent with management’s conservative approach • SBA represents the retained, unguaranteed portion of approximately 25% of the total outstanding balance Portfolio Fundamentals Note: SBA loans are unguaranteed portion and represent approximately 25% of principal balance for the respective borrower 1. Based on state of primary real property collateral if available, otherwise borrower address is used. All California information is for respective county INVESTOR REAL ESTATE SECURED: CRE NOO / SBA HOTEL / MOTEL *DSCR is computed using the most recent NOI provided and annualized payment amount

40© 2022 Pacific Premier Bancorp, Inc. | All rights reserved FRANCHISE LOANS Portfolio Fundamentals • 92% of Franchise portfolio are Quick Service Restaurant (“QSR”) brands and fast food with national scale with the resources to innovate and command market share • Well-diversified by brand, guarantors, geography and collateral type (CRE and C&I) • 100% of the QSR franchise concepts in our portfolio profile have drive-thru, takeout and/or delivery capabilities, with this component expected to remain higher than pre- pandemic levels and thus bring added strength to our portfolio • Borrowers have over 22 years of operating experience on average, and each borrower operates over 20 store locations on average • Principals provide personal guarantees and all related loans are cross collateralized and cross defaulted • Highly-disciplined approach, maintain well-defined market niche with minimal exceptions 1 Other category includes 16 different concepts, none of which is more than 3% 2. Based on state of primary real property collateral if available, otherwise borrower address. Other category includes 30 different states, none of which is more than 3% By Franchise Concepts(1) By Geography(2) Portfolio Characteristics – Franchise Loans Loan Balance Outstanding $773 million % of Loans Secured by Real Estate Collateral 50% Number of Relationships 181 Average Relationship Size (1) $4.3 million Average Length of Relationship 52 months Number of Loans 699 Average Loan Size $1.1 million FCCR (2) (Weighted Average) 1.78x Net Charge-Offs - YTD 2022 $0 Franchise portfolio consists of loans to QSRs, a well-defined segment with a history of resiliency in a recessionary environment (1) Based on commitment (2) Fixed Charge Coverage Ratio includes certain fixed expenses in the denominator and is a more conservative measure than DSCR

41© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands, except per share data Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per share are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate the tangible common equity ratio by excluding the balance of intangible assets from common stockholders' equity and dividing by tangible assets. We calculate tangible book value per share by dividing tangible common equity by common shares outstanding, as compared to book value per common share, which we calculate by dividing common stockholders’ equity by common shares outstanding. We believe that this information is consistent with the treatment by bank regulatory agencies, which exclude intangible assets from the calculation of risk-based capital ratios. Accordingly, we believe that these non-U.S. GAAP financial measures provide information that is important to investors and that is useful in understanding our capital position and ratios. However, these non-U.S. GAAP financial measures are supplemental and are not a substitute for an analysis based on U.S. GAAP measures. As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the non-U.S. GAAP measure of tangible common equity ratio to the U.S. GAAP measure of common equity ratio and tangible book value per share to the U.S. GAAP measure of book value per share are set forth below. March 31, June 30, Sept. 30, Dec. 31, March 31, 2013 2014 2015 2016 2017 2018 2019 2020 2021 2021 2021 2021 2022 Total stockholders' equity 175,226$ 199,592$ 298,980$ 459,740$ 1,241,996$ 1,969,697$ 2,012,594$ 2,746,649$ 2,703,098$ 2,813,419$ 2,838,116$ 2,886,311$ 2,783,018$ Less: Intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 981,568 978,675 974,763 970,883 967,290 Tangible common equity 151,170$ 171,028$ 240,978$ 347,799$ 705,653$ 1,060,415$ 1,120,960$ 1,762,573$ 1,721,530$ 1,834,744$ 1,863,353$ 1,915,428$ 1,815,728$ Total assets 1,714,187$ 2,037,731$ 2,789,599$ 4,036,311$ 8,024,501$ 11,487,387$ 11,776,012$ 19,736,544$ 20,173,298$ 20,529,486$ 21,005,211$ 21,094,429$ 21,622,296$ Less: Intangible assets 24,056 28,564 58,002 111,941 536,343 909,282 891,634 984,076 981,568 978,675 974,763 970,883 967,290 Tangible assets 1,690,131$ 2,009,167$ 2,731,597$ 3,924,370$ 7,488,158$ 10,578,105$ 10,884,378$ 18,752,468$ 19,191,730$ 19,550,811$ 20,030,448$ 20,123,546$ 20,655,006$ Tangible common equity ratio 8.94% 8.51% 8.82% 8.86% 9.42% 10.02% 10.30% 9.40% 8.97% 9.38% 9.30% 9.52% 8.79% Basic shares outstanding 16,656,279 16,903,884 21,570,746 27,798,283 46,245,050 62,480,755 59,506,057 94,483,136 94,644,415 94,656,575 94,354,211 94,389,543 94,945,849 Book value per share 10.52$ 11.81$ 13.86$ 16.54$ 26.86$ 31.52$ 33.82$ 29.07$ 28.56$ 29.72$ 30.08$ 30.58$ 29.31$ Less: Intangible book value per share 1.44 1.69 2.69 4.03 11.60 14.55 14.98 10.42 10.37 10.34 10.33 10.29 10.19 Tangible book value per share 9.08$ 10.12$ 11.17$ 12.51$ 15.26$ 16.97$ 18.84$ 18.65$ 18.19$ 19.38$ 19.75$ 20.29$ 19.12$ As of December 31, As of

42© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Return on average tangible common equity is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate this figure by excluding CDI amortization expense and excluding the average CDI and average goodwill from the average stockholders’ equity during the period. We believe that this non-U.S. GAAP financial measure provides information that is important to investors and that is useful in understanding our performance. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A reconciliation of the U.S. GAAP measure of return on average equity to the non-U.S. GAAP measure of return on average tangible common equity is set forth below. 3/31/2022 12/31/2021 3/31/2021 Net Income (loss) 66,904$ 84,831$ 68,668$ Plus: amortization of intangible assets expense 3,592 3,880 4,143 Less: amortization of intangible assets expense tax adjustment 1,025 1,107 1,185 Net income for average tangible common equity 69,471$ 87,604$ 71,626$ Plus: merger-related expense - - 5 Less: merger-related expense tax adjustment - - 1 Net income for average tangible common equity excluding merger-related expenses 69,471$ 87,604$ 71,630$ Average stockholders' equity 2,864,387$ 2,851,000$ 2,749,641$ Less: average intangible assets 68,157 71,897 83,946 Less: average goodwill 901,312 901,312 898,587 Average tangible common equity 1,894,918$ 1,877,791$ 1,767,108$ Return on average equity(1) 9.34% 11.90% 9.99% Return on average tangible common equity(1) 14.66% 18.66% 16.21% Return on average tangible common equity excluding merger-related expense(1) 14.66% 18.66% 16.21% Three Months Ended,

43© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Losses from 2013-2016 related to Other Than Temporary Impairment For periods presented below, efficiency ratio is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. This figure represents the ratio of noninterest expense less other real estate owned operations, amortization of intangible assets expense, and merger-related expense to the sum of net interest income before provision for loan losses and total noninterest income, less gain/(loss) on sale of securities, other income – security recoveries, and gain/(loss) on sale of other real estate owned. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of efficiency ratio is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Total noninterest expense 50,815$ 54,938$ 73,332$ 98,063$ 167,958$ 249,905$ 259,065$ 381,119$ 380,277$ 92,489$ 94,496$ 96,040$ 97,252$ 97,648$ Less: amortization of intangible assets expense 764 1,014 1,350 2,039 6,144 13,594 17,245 17,072 15,936 4,143 4,001 3,912 3,880 3,592 Less: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 5 - - - - Less: Other real estate owned operations, net 618 75 121 385 72 4 160 1 - - - - - - Noninterest expense, adjusted 42,507$ 52,359$ 67,062$ 91,251$ 140,740$ 217,853$ 241,004$ 314,917$ 364,336$ 88,341$ 90,495$ 92,128$ 93,372$ 94,056$ Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 662,374$ 161,652$ 160,934$ 169,069$ 170,719$ 161,839$ Plus: Total noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 107,850 23,740 26,729 30,100 27,281 25,894 Less: Net gain (loss) from investment securities 1,544 1,547 290 1,797 2,737 1,399 8,571 13,882 16,906 4,046 5,085 4,190 3,585 2,134 Less: Other income - security recoveries(1) (4) (29) - (205) 1 4 2 2 10 2 6 1 1 - Less: Net gain (loss) from other real estate owned - - - 18 46 281 52 (112) - - - - - - Less: Net gain (loss) from debt extinguishment - - - - - - (612) - (180) (503) (647) 970 - - Revenue, adjusted 65,715$ 85,494$ 120,397$ 171,067$ 275,832$ 422,054$ 474,524$ 631,764$ 753,488$ 181,847$ 183,219$ 194,008$ 194,414$ 185,599$ Efficiency Ratio 64.7% 61.3% 55.9% 53.6% 51.0% 51.6% 50.8% 49.8% 48.4% 48.6% 49.4% 47.5% 48.0% 50.7%

44© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Note: All dollars in thousands 1. Annualized Pre-provision net revenue is a non-U.S. GAAP financial measure derived from U.S. GAAP-based amounts. We calculate pre-provision net revenue by excluding income tax, provision for credit losses, and merger-related expenses from net income. Management believes that the exclusion of such items from this financial measures provides useful information to gain an understanding of the operating results of our core business. This non-U.S. GAAP financial measure is supplemental and is not a substitute for an analysis based on U.S. GAAP measures. As companies may use different calculations for this measure, this presentation may not be comparable to other similarly titled measures reported by other companies. A calculation of the non-U.S. GAAP measure of pre-provision net revenue is set forth below. FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Interest income 63,800$ 81,339$ 118,356$ 166,605$ 270,005$ 448,423$ 526,107$ 630,726$ 696,739$ 172,994$ 170,692$ 176,047$ 177,006$ 168,546$ Interest expense 5,356 7,704 12,057 13,530 22,503 55,712 78,806 56,515 34,365 11,342 9,758 6,978 6,287 6,707 Net interest income 58,444 73,635 106,299 153,075 247,502 392,711 447,301 574,211 662,374 161,652 160,934 169,069 170,719 161,839 Noninterest income 8,811 13,377 14,388 19,602 31,114 31,027 35,236 71,325 107,850 23,740 26,729 30,100 27,281 25,894 Revenue 67,255 87,012 120,687 172,677 278,616 423,738 482,537 645,536 770,224 185,392 187,663 199,169 198,000 187,733 Noninterest expense 50,815 54,938 73,332 98,063 167,958 249,905 259,065 381,119 380,277 92,489 94,496 96,040 97,252 97,648 Add: Merger-related expense 6,926 1,490 4,799 4,388 21,002 18,454 656 49,129 5 5 - - - - Pre-provision net revenue 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 389,952$ 92,908$ 93,167$ 103,129$ 100,748$ 90,085$ Pre-provision net revenue(1) 23,366$ 33,564$ 52,154$ 79,002$ 131,660$ 192,287$ 224,128$ 313,546$ 389,952$ 371,632$ 372,668$ 412,516$ 402,992$ 360,340$ Average Assets 1,441,555$ 1,827,935$ 2,621,545$ 3,601,411$ 6,094,883$ 9,794,917$ 11,546,912$ 16,817,242$ 20,492,402$ 19,994,260$ 20,290,415$ 20,804,903$ 20,867,005$ 20,956,791$ PPNR / Average Assets 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 0.46% 0.46% 0.50% 0.48% 0.43% PPNR / Average Assets(1) 1.62% 1.84% 1.99% 2.19% 2.16% 1.96% 1.94% 1.86% 1.90% 1.86% 1.84% 1.98% 1.93% 1.72%

45© 2022 Pacific Premier Bancorp, Inc. | All rights reserved NON-U.S. GAAP FINANCIAL MEASURES Core net interest income and core net interest margin are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core net interest income by excluding scheduled accretion income, accelerated accretion income, premium amortization on CD, nonrecurring nonaccrual interest paid, and gain (loss) on interest rate contract in fair value hedging relationships from net interest income. The core net interest margin is calculated as the ratio of core net interest income to average interest-earning assets. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Core loan interest income and core loan yields are non-U.S. GAAP financial measures derived from U.S. GAAP-based amounts. We calculate core loan interest income by excluding scheduled accretion income, accelerated accretion income, nonrecurring nonaccrual interest paid, and gain (loss) on interest rate contract in fair value hedging relationships from net interest income. The core loan yield is calculated as the ratio of core loan interest income to average loans. Management believes that the exclusion of such items from this financial measure provides useful information to gain an understanding of the operating results of our core business. Note: All dollars in thousands FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Net interest income 58,444$ 73,635$ 106,299$ 153,075$ 247,502$ 392,711$ 447,301$ 574,211$ 161,652$ 160,934$ 169,069$ 170,719$ 161,839$ Less: Accretion income 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,866 9,487 9,446 7,867 5,940 Less: Premium amortization on CD 139 143 200 411 969 1,551 521 6,443 1,751 942 390 183 96 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (603) (216) (74) 349 (356) Less: loss on fair value hedgeing relationships - - - - - - - - - - - (819) (1,667) Core net interest income 55,064$ 71,565$ 101,712$ 143,486$ 233,632$ 374,698$ 425,701$ 534,683$ 150,638$ 150,721$ 159,307$ 163,139$ 157,826$ Average interest-earning assets 1,399,806$ 1,750,871$ 2,503,009$ 3,414,847$ 5,583,774$ 8,836,075$ 10,319,552$ 15,373,474$ 18,490,426$ 18,783,803$ 19,131,172$ 19,173,458$ 19,240,232$ Net interest margin 4.18% 4.21% 4.25% 4.48% 4.43% 4.44% 4.33% 3.74% 3.55% 3.44% 3.51% 3.53% 3.41% Core net interest margin 3.93% 4.09% 4.06% 4.20% 4.18% 4.24% 4.13% 3.48% 3.30% 3.22% 3.30% 3.38% 3.33% FY 2013 FY 2014 FY 2015 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 Q1 2021 Q2 2021 Q3 2021 Q4 2021 Q1 2022 Loan interest income 58,089$ 75,751$ 111,097$ 157,935$ 251,027$ 415,410$ 485,663$ 577,558$ 155,225$ 152,365$ 157,025$ 157,418$ 150,604$ Less: Loan accretion 3,241 1,927 4,387 9,178 12,901 16,082 20,609 33,180 9,866 9,487 9,446 7,867 5,940 Less: Nonrecurring nonaccrual interest paid - - - - - 380 470 (95) (603) (216) (74) 349 (356) Less: loss on fair value hedgeing relationships - - - - - - - - - - - (819) (1,667) Core loan interest income 54,848$ 73,824$ 106,710$ 148,757$ 238,126$ 398,948$ 464,584$ 544,473$ 145,962$ 143,094$ 147,653$ 150,021$ 146,687$ Average loans 1,039,654$ 1,424,727$ 2,061,788$ 2,900,379$ 4,724,808$ 7,527,004$ 8,768,389$ 11,819,898$ 13,093,609$ 13,216,973$ 13,660,242$ 14,005,836$ 14,371,588$ Loan yield 5.59% 5.32% 5.39% 5.45% 5.31% 5.52% 5.54% 4.89% 4.81% 4.62% 4.56% 4.46% 4.25% Core loan yield 5.28% 5.18% 5.18% 5.13% 5.04% 5.30% 5.30% 4.61% 4.52% 4.34% 4.29% 4.25% 4.14%